EXHIBIT NO. 32.1
Form 10-KSB
Ameri-First Financial Group, Inc.
File No. 0-28453

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ameri-First Financial Group, Inc. (the Company) on Form 10-KSB for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Glenn A. Little, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 4, 2007                            By: /s/ Glenn A. Little
      -------------                               ------------------------------
                                                                 Glenn A. Little
                                                     Chief Executive Officer and
                                                         Chief Financial Officer



A signed  original of this  written  statement  required by Section 906 has been provided to Ameri-First Financial Group, Inc. and will be retained by Ameri-First Financial Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.